UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21293

Nuveen Preferred Income Opportunities Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks Attractive Regular Distributions from a Portfolio of Preferred Securities.

Annual Report

December 31, 2012

Nuveen Preferred Income Opportunities Fund

JPC

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Table of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage and Other Information	10
Common Share Distribution and Price Information	12
Performance Overviews	14
Report of Independent Registered Public Accounting Firm	15
Portfolio of Investments	16
Statement of Assets & Liabilities	23
Statement of Operations	24
Statement of Changes in Net Assets	25
Statement of Cash Flows	26
Financial Highlights	28
Notes to Financial Statements	30
Board Members & Officers	42
Glossary of Terms Used in this Report	47
Additional Fund Information	51

Chairman's
Letter to Shareholders

Dear Shareholders,

Despite the global economy's ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank's decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing "grand bargain," will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2013

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Preferred Income Opportunities Fund (JPC)

(formerly Nuveen Multi-Strategy Income and Growth Fund)

Portfolio Repositioning
On January 23, 2012, the Fund began the repositioning of its portfolio as previously approved by common shareholders during November 2011. The goal of the portfolio repositioning was to increase the attractiveness of the Fund's common shares and narrow the Fund's trading discount by:

•  Simplifying the Fund to focus on one of its current core portfolio strategies;

•  Positioning the Fund in a closed-end fund category that is well understood and has historically seen more consistent secondary market demand; and

•  Differentiating the Fund from similar funds, including other Nuveen closed-end funds in the same fund category.

In connection with the portfolio repositioning, Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), affiliates of Nuveen Investments, assumed portfolio management responsibilities from the Fund's previous sub-advisers. NAM and NWQ each manage approximately half of the Fund's investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, were appointed portfolio managers to the NAM team and Michael Carne, CFA, and Kevin Hunter were appointed portfolio managers to the NWQ team.

Upon completion of the portfolio repositioning on April 2, 2012, the Fund changed its name from the Nuveen Multi-Strategy Income and Growth Fund. The Fund's ticker symbol remained unchanged. The Fund also discontinued its managed distribution policy (in which distributions may be sourced not just from income but also from realized capital gains and, if necessary, from capital), and shifted from quarterly to monthly distributions. The Fund's investment objective of high current income with a secondary objective of total return remained unchanged.

Here they discuss the general market conditions, their management strategies and the performance of the Fund for the twelve-month period ended December 31, 2012.

What were the general market conditions and trends over the course of this reporting period?

During this period, the U.S. economy's progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at

Nuveen Investments

the record low level of zero to 0.25% that it established in December 2008. The central bank decided during its December 2012 meeting to keep the fed funds rate at "exceptionally low levels" until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed's holdings of longer-term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed's mandates of maximum employment and price stability.

In the fourth quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), decreased at an estimated annualized rate of 0.1%, down from a 3.1% increase in the third quarter. This slight decline was due to lower inventory investment, federal spending and net exports. The Consumer Price Index (CPI) rose 1.7% year-over-year as of December 2012, after a 3.0% increase in 2011. The core CPI (which excludes food and energy) increased 1.9% during the period, staying just within the Fed's unofficial objective of 2.0% or lower for this inflation measure. As of January 2013, the national unemployment rate was 7.9%, slightly higher than the 7.8% unemployment rate for December 2012 but below the 8.3% level recorded in January 2012. The housing market continued to show signs of improvement, with the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rising 5.5% for the twelve months ended November 2012 (most recent data available at the time this report was prepared). This was the largest year-over-year price gain since August 2006. The outlook for the U.S. economy remained clouded by uncertainty about global financial markets and the continued negotiations by Congress regarding potential spending cuts and tax policy reform.

During the reporting period, the preferred/hybrid asset class posted impressive absolute and relative returns, benefiting from the same factors that were generally supportive of fixed-income and credit products during the twelve month period. As has been the case over the last several quarters, strong supply-and-demand technicals continued to support preferred/hybrid valuations. 2012 preferred security new issue supply was well received, particularly in the $25 par segment of the market. Given the prolonged low interest rate environment, retail investors in search of income continued to be drawn to the asset class. While new issue flow was quite healthy over the past year, net supply was actually negative as low interest rates, tighter credit spreads and compliance with new bank capital regulations triggered aggressive redemption activity that far exceeded aggregate new issue volume.

During 2012, both $25 par and $1,000 par securities posted positive results. Indeed, the $1,000 par side of the market, as measured by the Barclays USD Securities Index—posted a 20.5% return for the year; however, the $25 par side of the market

Nuveen Investments

posted a relatively lower 13.6% return for the year-long period, as represented by the BofA Merrill Lynch Fixed Rate Preferred Securities Index. We believe valuations on the $25 par side of the market may have reflected some modest investor fatigue in the face of the new issue supply. In addition, the $25 par side of the market had previously outperformed the $1,000 par side of the market in each of the previous two years. As a result, the relative performance in 2012 also may have been due to a broader reversion of valuations between the retail and institutional sides of the market.

What key strategies were used to manage the Fund during this reporting period?

The Fund invests at least 80% of its managed assets in preferred securities and up to 20% opportunistically over the market cycle in other types of securities, primarily income oriented securities such as corporate and taxable municipal debt and common equity. The Fund is managed by two experienced portfolio teams with distinctive, complementary approaches to the preferred market. NAM employs a debt-oriented approach that combines top down relative value analysis of industry sectors with fundamental credit analysis. NWQ employs a bottom up, fundamentally driven approach that combines equity research to identify which companies to own with fixed income analysis to identify the most attractive securities of a company to hold. This unique, multi-team approach gives investors access to a broader investment universe with greater diversification potential.

For the portion of the Fund managed by NAM, we continued to believe that $1,000 par structures were generally more attractive than corresponding $25 par retail securities. As a result, we maintained a relative overweight to $1,000 par institutional structures compared to the comparative benchmark's allocation of 35% to institutional $1,000 par and 65% to retail $25 par. As of December 31, 2012, the Fund had an allocation of approximately 28% to $25 par and other retail structures, and roughly 72% allocated to $1,000 par institutional structures.

For the portion of the Fund managed by NWQ, we continued to invest in securities from across the capital structure of companies that possess favorable investment characteristics. These characteristics may include attractive absolute valuation, potential downside protection and catalysts expected to unlock value or improve profitability. Once an undervalued company has been identified, the strategy's portfolio management team performs a comprehensive analysis of all available investment choices within the company's capital structure to decide the optimal investment for the portfolio that would offer the greatest expected return for a given level of risk. We believe that by understanding the company first, through our experienced research team, we can more effectively evaluate the risk and reward characteristics of the company's debt and equity securities and then select the optimal point for investment in the company's capital structure.

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

*  Since inception returns are from 3/26/03.

**  Refer to Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

How did the Fund perform during this twelve-month period ended December 31, 2012?

The performance of the Fund, as well as for its comparative benchmark and index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value

For periods ended 12/31/12

	1-Year	5-Year	Since Inception*
JPC	28.17%	5.19%	5.36%
Comparative Benchmark**	16.61%	6.08%	7.33%
BofA Merrill Lynch Fixed Rate Preferred Securities Index**	13.59%	3.83%	2.89%

For the twelve-month period ended December 31, 2012, the Fund's common shares at net asset value (NAV) outperformed the comparative benchmark and the general market index.

For the portion of the Fund managed by NAM, several factors contributed to the sleeve's outperformance, including a relative overweight to $1,000 par structures versus $25 par structures, a relative overweight to the insurance sector versus the bank sector, a relative overweight to lower rated investment-grade and below investment-grade securities versus the index and a relative overweight to the more subordinate tier-1 securities versus the relatively more senior lower tier-2 structures.

During the year, an overweight to $1,000 par structures contributed meaningfully to the strategy's outperformance. The $1,000 par institutional side of the market significantly outperformed the $25 par retail side. We did not find this relative performance surprising as the average option adjusted spread (OAS) valuation for the $25 par side of the market at the beginning of the period was meaningfully richer compared to the $1,000 par side of the market. We believe valuations between retail and institutional structures will likely continue to normalize in the near future, potentially resulting in further outperformance of institutional structures versus their retail counterparts.

Another factor contributing to the Fund's relative outperformance was its overweight to the insurance sector versus the bank sector. While the financial services sector continued to perform well during the period, the insurance sub-sector outperformed. Supply from the insurance sub-sector remained relatively light during 2012, thus providing technical support for valuations across the sector. As has been the case for several quarters, investors continued to anticipate that insurance companies might buy back high coupon, long non-call, preferred/hybrid security structures. In our opinion, this also helped the insurance sub-sector to outperform during the measurement period.

The Fund also benefited from being overweight to lower rated investment-grade, below investment-grade and more subordinate tier-1 securities versus the Comparative Benchmark. During measurement periods when credit spreads in general have contracted, lower rated investment-grade and below investment-grade securities, as well as more subordinate tier-1 securities, have tended to outperform their higher rated counterparts and 2012 was no exception.

Nuveen Investments

During the reporting period, the preferred sleeve managed by NWQ outperformed its benchmark. Our holdings in the insurance and real estate investment trust (REIT) sectors were the largest positive contributors to performance while the largest sector detractor was banking. In individual securities, American International Group debt securities and Swiss Re Capital insurance perpetual preferred stock provided the largest contribution to return while our holdings in Solar Capital Limited senior debt, Santander Financial PFD SA UNI debt securities and BBVA Global Finance Ltd. subordinated debt were the biggest detractors of performance. The latter two holdings were eliminated during the year.

During an environment of rising interest rates, preferreds, especially those with perpetual maturities and low dividend rates will exhibit a measure of duration extension. While we do not foresee a significant rise in either longer term or short term interest rates through 2013, in that eventuality, we may look to invest in shorter duration preferred stocks with higher dividend rates as well as preferreds with floating rate features in order to mitigate price depreciation due to rising rates.

We also wrote (sold) call options on individual stocks held in the portfolio to enhance returns while foregoing some upside potential. Prior to the Fund's repositioning, the Fund entered into a put option on a single stock to benefit in the event its price declined.

Nuveen Investments

Fund Leverage
and Other Information

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund relative to its benchmark was the Fund's use of leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period. During the period, the Fund entered into forward starting interest rate swap contracts, which have yet to become effective, in order to hedge future leverage costs. The combination of those forward starting swaps along with the existing interest rate swap contracts that were previously entered into in order to hedge a portion of the Fund's leverage costs partially detracted from the overall positive contribution of leverage. Short-term floating interest rates remained below the existing fixed swap rates for the period which increased realized leverage costs and exceeded the combined positive mark-to-market impact of unrealized gains.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price and distributions. Leverage risk can be introduced

Nuveen Investments

through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio. Leverage typically magnifies the total return of the Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

Tax Risk. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality.

Currency Risk. Changes in exchange rates will affect the value of the Fund's investments.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Derivatives Risk. Derivative securities include, but are not limited to, calls, puts, warrants, swaps and forwards, The Fund's use of derivatives involves risks different from, and possibly greater than, the risks associated with the underlying investments. The derivatives market is largely unregulated.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for the Fund, the portfolio manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However such a determination by the portfolio manager is not the equivalent of a rating by a rating agency

Nuveen Investments

Common Share Distribution
and Price Information

Distribution Information

The following information regarding the Fund's distributions is current as of December 31, 2012, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

As mentioned previously, upon completion of its portfolio repositioning, the Fund discontinued its managed distribution policy (in which distributions may be sourced not just from income but also from realized capital gains and, if necessary, from capital), and shifted from quarterly to monthly distributions.

During the current reporting period, the Fund declared a quarterly distribution to common shareholders of $0.1900 in March and then maintained a stable monthly distributions of $0.0633 per share for the subsequent nine months. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but–as noted earlier–also increases the variability of common shareholders' net asset value per share in response to changing market conditions.

During certain periods, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it holds excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if the Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. The Fund will, over time, pay all of its net investment income as dividends to shareholders. As of December 31, 2012, the Fund had a zero UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

Common Share Repurchases and Price Information

During November 2012, the Nuveen Funds Board of Directors/Trustees reauthorized the Fund's open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

Nuveen Investments

As of December 31, 2012, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired shares of its common stock as shown in the accompanying table.

	Common Shares Repurchased and Retired	% of Outstanding Common Shares
JPC	2,724,287	2.8%

During the current reporting period, the Fund did not repurchase any of its common shares.

As of December 31, 2012, the Fund was trading at a -5.54% discount to its common share NAV compared with an average discount of -4.33% for the entire twelve-month period.

Nuveen Investments

Fund Snapshot

Common Share Price	$9.71
Common Share Net Asset Value (NAV)	$10.28
Premium/(Discount) to NAV	-5.54%
Latest Dividend	$0.0633
Current Distribution Rate[4]	7.82%
Net Assets Applicable to Common Shares ($000)	$997,484

Leverage

Regulatory Leverage	27.78%
Effective Leverage	27.78%

Average Annual Total Returns

(Inception 3/26/03)

	On Share Price	On NAV
1-Year	31.44%	28.17%
5-Year	7.93%	5.19%
Since Inception	5.22%	5.36%

Portfolio Composition

(as a % of total investments)1,3

Insurance	38.7%
Commercial Banks	20.1%
Real Estate	15.2%
Diversified Financial Services	13.5%
Short-Term Investments	0.5%
Other	12.0%

Country Allocation

(as a % of total investments)1,3

United States	76.3%
Netherlands	6.0%
United Kingdom	5.9%
France	3.1%
Other	8.7%

Top Five Issuers

(as a % of total investments)2,3

MetLife Inc	3.6%
Bank of America Corporation	3.3%
Liberty Mutual Insurance Corporation	3.2%
General Electric Company	2.8%
JPMorgan Chase & Company	2.8%

JPC

Performance

OVERVIEW

Nuveen Preferred Income Opportunities Fund

  as of December 31, 2012

Portfolio Allocation (as a % of total investments)1,3

2012 Distributions Per Common Share5

Common Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Excluding investments in derivatives.

2 Excluding short-term investments and investments in derivatives.

3 Holdings are subject to change.

4 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

5 As previously explained in the Common Share Distribution and Share Price Information section of this report, the Fund shifted from a quarterly to a monthly distribution beginning with its April distribution declared 4/11/12 and paid 5/1/12.

6 Rounds to less than 0.1%.

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Preferred Income Opportunities Fund
  (formerly known as Nuveen Multi-Strategy Income and Growth Fund)

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Preferred Income Opportunities Fund (the "Fund") as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, counterparty, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Preferred Income Opportunities Fund at December 31, 2012, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 27, 2013

Nuveen Investments

JPC

Nuveen Preferred Income Opportunities Fund

(formerly known as Nuveen Multi-Strategy Income and Growth Fund)

Portfolio of Investments

  December 31, 2012

Shares	Description (1)			Value
	Common Stocks – 1.7% (1.3% of Total Investments)
	Capital Markets – 0.7%
449,000	Medley Capital Corporation			$6,537,440
	Insurance – 0.2%
65,000	American International Group, (2)			2,294,500
	Oil, Gas & Consumable Fuels – 0.3%
107,500	Canadian Natural Resources Limited			3,103,525
	Real Estate – 0.5%
63,750	Hospitality Properties Trust			1,695,750
1,700	Kite Realty Group Trust			43,605
72,400	Penn Real Estate Investment Trust			1,832,444
70,653	Public Storage, Inc.			1,847,576
	Total Real Estate			5,419,375
	Total Common Stocks (cost $16,672,279)			17,354,840
Shares	Description (1)	Coupon	Ratings (3)	Value
	Convertible Preferred Securities – 0.1% (0.0% of Total Investments)
	Thrifts & Mortgage Finance – 0.1%
15,056	New York Community Capital Trust V	6.000%	Baa3	$741,508
	Total Convertible Preferred Securities (cost $725,090)			741,508
Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 Par (or similar) Preferred Securities – 65.1% (47.1% of Total Investments)
	Capital Markets – 5.0%
39,839	Allied Capital Corporation	6.875%	BBB	$991,194
100,440	Ameriprise Financial, Inc.	7.750%	A	2,759,087
63,820	Apollo Investment Corporation	6.625%	BBB-	1,512,534
216,700	Ares Capital Corporation	7.000%	BBB	5,759,886
575,880	Deutsche Bank Capital Funding Trust II	6.550%	BBB	14,782,840
66,500	Gladstone Investment Corporation	7.125%	N/R	1,721,020
25,450	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	Baa3	621,744
22,600	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	Baa3	549,406
149,500	Hercules Technology Growth Capital Incorporated	7.000%	N/A	3,749,460
118,000	Hercules Technology Growth Capital Incorporated	7.000%	N/A	2,959,440
39,700	Medley Capital Corporation	7.125%	N/A	1,025,451
1,100	Morgan Stanley Capital Trust III	6.250%	BB+	27,456
1,350	Morgan Stanley Capital Trust IV	6.250%	BB+	33,737
15,900	Morgan Stanley Capital Trust V	5.750%	Ba1	392,094
41,575	Morgan Stanley Capital Trust VI	6.600%	BB+	1,047,690
2,500	Morgan Stanley Capital Trust VII	6.600%	BB+	62,625
279,575	Solar Capital Limited	6.750%	BBB-	6,419,042
88,700	Triangle Capital Corporation	7.000%	N/R	2,332,810
139,350	Triangle Capital Corporation	6.375%	N/A	3,379,238
	Total Capital Markets			50,126,754

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value
	Commercial Banks – 12.2%
18,850	Barclays Bank PLC	7.100%	A+	$472,381
508,200	BB&T Corporation	5.625%	BBB	12,948,936
94,525	Cobank Agricultural Credit Bank, (4)	6.250%	A-	9,845,374
299,850	First Naigara Finance Group	8.625%	BB+	8,530,733
245,000	First Republic Bank of San Francisco	6.200%	BBB	6,394,500
30,000	GMAC LLC	7.350%	BB-	750,900
290,000	GMAC LLC	7.300%	BB-	7,247,100
375,250	HSBC Holdings PLC	8.000%	BBB+	10,341,890
12,750	HSBC Holdings PLC	6.200%	BBB+	319,133
999,788	PNC Financial Services, (5)	6.125%	BBB	27,704,125
225,900	Private Bancorp Incorporated	7.125%	N/A	5,794,335
197,430	Regions Financial Corporation	6.375%	BB	4,878,495
133,300	TCF Financial Corporation	7.500%	BB	3,504,457
113,600	U.S. Bancorp.	6.500%	BBB+	3,253,504
219,200	Webster Financial Corporation	6.400%	Ba1	5,473,424
231,000	Zions Bancorporation	9.500%	BB	5,978,280
269,863	Zions Bancorporation	7.900%	BB	8,074,301
	Total Commercial Banks			121,511,868
	Consumer Finance – 1.8%
534,700	Discover Financial Services	6.500%	BB	13,501,175
145,900	GMAC LLC	7.250%	BB-	3,647,500
32,742	SLM Corporation	6.000%	BBB-	785,153
	Total Consumer Finance			17,933,828
	Diversified Financial Services – 9.0%
200,000	Bank of America Corporation	8.625%	BB+	5,112,000
100,000	Bank of America Corporation	8.200%	BB+	2,560,000
6,191	Bank of America Corporation	7.250%	BB+	7,026,785
102,000	Citigroup Capital Trust XI	6.000%	BB	2,534,700
181,884	Citigroup Capital XIII	7.875%	BB+	5,074,564
54,991	Citigroup Capital XVI	6.450%	BB+	1,375,875
16,300	Citigroup Capital XVII	6.350%	BB+	407,989
159,401	Citigroup Inc.	8.125%	BB	4,541,334
476,651	Countrywide Capital Trust III	7.000%	BB+	12,006,839
136,200	Countrywide Capital Trust IV	6.750%	BB+	3,380,484
80,000	GMAC LLC	7.375%	BB-	1,990,400
285,000	ING Groep N.V.	8.500%	BBB-	7,293,150
65,000	ING Groep N.V.	7.375%	BBB-	1,624,350
204,023	ING Groep N.V.	7.200%	BBB-	5,116,897
783,499	ING Groep N.V.	7.050%	BBB-	19,595,306
25,000	ING Groep N.V.	6.375%	BBB-	604,750
50,000	ING Groep N.V.	6.125%	BBB-	1,195,500
57,234	JPMorgan Chase Capital Trust XI	5.875%	BBB	1,440,580
23,750	JPMorgan Chase Capital Trust XXIX	6.700%	A	606,813
71,700	KCAP Financial Inc.	7.375%	N/A	1,817,595
50,000	KKR Financial Holdings LLC	7.500%	BBB	1,337,500
21,825	Merrill Lynch Capital Trust II	6.450%	BB+	543,006
102,460	Merrill Lynch Preferred Capital Trust V	7.280%	BB+	2,566,623
	Total Diversified Financial Services			89,753,040
	Diversified Telecommunication Services – 1.2%
208,137	Qwest Corporation	7.500%	BBB-	5,613,455
2,500	Qwest Corporation	7.375%	BBB-	67,025
255,000	Qwest Corporation	7.000%	BBB-	6,732,000
	Total Diversified Telecommunication Services			12,412,480

Nuveen Investments

JPC

Nuveen Preferred Income Opportunities Fund (continued)

Portfolio of Investments December 31, 2012

Shares	Description (1)	Coupon	Ratings (3)	Value
	Electric Utilities – 2.2%
288,375	Entergy Texas Inc.	7.875%	BBB+	$8,328,270
143,568	SCE Trust I	5.625%	BBB+	3,704,054
100,000	Southern California Edison Company, (4)	6.000%	BBB+	10,078,130
	Total Electric Utilities			22,110,454
	Insurance – 12.9%
118,745	Aegon N.V.	8.000%	Baa1	3,322,485
635,804	Aegon N.V.	6.375%	Baa1	15,996,829
328,754	Allianz SE, (4)	8.375%	A+	8,424,321
898,410	Arch Capital Group Limited	6.750%	BBB	24,104,340
221,100	Argo Group US Inc.	6.500%	BBB-	5,503,179
49,020	Aspen Insurance Holdings Limited	7.250%	BBB-	1,283,344
808,495	Axis Capital Holdings Limited	6.875%	BBB	21,586,817
150,000	Endurance Specialty Holdings Limited	7.500%	BBB-	3,999,000
137,862	EverestRe Capital Trust II	6.200%	Baa1	3,464,472
56,682	Hartford Financial Services Group Inc.	7.875%	BB+	1,627,340
299,470	Maiden Holdings Limited	8.250%	BB	7,789,215
3,832	Maiden Holdings NA Limited	8.250%	BBB-	100,552
200,000	Maiden Holdings NA Limited	8.000%	BBB-	5,274,000
244,152	PartnerRe Limited	6.750%	BBB+	6,155,072
126,730	Prudential Financial Inc.	9.000%	BBB+	3,272,169
8,205	Prudential PLC	6.750%	A-	205,946
572,140	Reinsurance Group of America Inc.	6.200%	BBB	15,510,715
27,078	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	679,387
	Total Insurance			128,299,183
	Multi-Utilities – 0.8%
230,684	Dominion Resources Inc.	8.375%	BBB	6,212,320
8,644	DTE Energy Company	6.500%	BBB-	235,895
76,975	Xcel Energy Inc.	7.600%	BBB	1,947,468
	Total Multi-Utilities			8,395,683
	Oil, Gas & Consumable Fuels – 0.4%
150,000	Nexen Inc.	7.350%	BB+	3,819,000
	Real Estate – 19.3%
199,300	AG Mortgage Investment Trust	8.000%	N/A	4,972,535
249,100	Annaly Capital Management	7.625%	N/A	6,252,410
149,500	Apollo Commercial Real Estate Finance	8.625%	N/A	3,909,425
249,100	Apollo Residential Mortgage Inc.	8.000%	N/A	6,175,189
69,000	Ashford Hospitality Trust Inc.	9.000%	N/A	1,849,200
40,100	Ashford Hospitality Trust Inc.	8.550%	N/A	1,011,723
359,524	Ashford Hospitality Trust Inc.	8.450%	N/R	9,042,029
289,622	CBL & Associates Properties Inc.	7.375%	N/A	7,255,031
144,916	Cedar Shopping Centers Inc., Series A	7.250%	N/A	3,543,196
208,314	Chesapeake Lodging Trust	7.750%	N/A	5,516,155
146,596	CYS Invsetments Inc.	7.750%	N/A	3,660,502
260,390	DDR Corporation	6.500%	Ba1	6,369,139
16,200	Digital Realty Trust Inc.	7.000%	Baa3	432,054
6,800	Duke Realty Corporation, Series K	6.500%	Baa3	169,048
71,421	Duke Realty Corporation, Series L	6.600%	Baa3	1,792,667
12,248	Duke-Weeks Realty Corporation	6.625%	Baa3	306,322
175,000	Dupont Fabros Technology	7.875%	Ba2	4,651,500
99,700	Dynex Capital inc.	8.500%	N/A	2,551,323
250,000	First Potomac Realty Trust	7.750%	N/R	6,417,500
298,900	Hatteras Financial Corporation	7.625%	N/A	7,463,533
80,000	Health Care REIT, Inc.	6.500%	Baa3	2,152,000
9,756	Hospitality Properties Trust	7.000%	Baa3	246,046
178,580	Inland Real Estate Corporation	8.250%	N/R	4,652,009

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (3)	Value
	Real Estate (continued)
269,000	Invesco Mortgage Capital Inc.	7.750%		N/A	$6,708,860
39,551	Kimco Realty Corporation	6.900%		Baa2	1,053,243
198,500	MFA Financial Inc., (4)	8.000%		D	5,092,776
178,500	Northstar Realty Finance Corporation, (2)	8.875%		N/A	4,391,100
278,500	Northstar Realty Finance Corporation	8.250%		N/R	6,583,740
200,000	Penn Real Estate Investment Trust	8.250%		N/A	5,256,000
42,905	Prologis Inc., (4)	8.540%		BB	2,670,836
40,000	Prologis Inc.	6.750%		BB	1,010,000
51,275	Prologis Inc.	6.750%		BB	1,282,388
21,000	PS Business Parks, Inc.	6.875%		BBB-	558,180
59,960	PS Business Parks, Inc.	6.450%		BBB-	1,581,145
27,006	Public Storage, Inc.	6.875%		A3	730,512
10,396	Realty Income Corporation	6.750%		Baa2	265,722
250,000	Realty Income Corporation	6.625%		Baa2	6,630,000
217,000	Regency Centers Corporation	6.625%		Baa3	5,765,690
422,600	Senior Housing Properties Trust	5.625%		BBB-	10,400,186
174,400	Strategic Hotel Capital Inc., Series B	8.250%		N/R	4,360,000
174,400	Strategic Hotel Capital Inc., Series C	8.250%		N/R	4,253,616
149,300	Urstadt Biddle Properties	7.125%		N/A	3,880,307
438,595	Vornado Realty LP	7.875%		BBB	11,877,153
80,798	Wachovia Preferred Funding Corporation	7.250%		BBB+	2,133,875
150,000	Weingarten Realty Trust	6.750%		Baa3	3,754,500
74,338	Weingarten Realty Trust	6.500%		Baa3	1,855,476
236,425	Winthrop Realty Trust Inc.	9.250%		N/R	6,251,077
149,400	Winthrop Realty Trust Inc., (4)	7.750%		N/A	3,842,389
	Total Real Estate				192,579,307
	Thrifts & Mortgage Finance – 0.1%
39,002	Everbank Financial Corporation	6.750%		N/A	943,848
	U.S. Agency – 0.2%
31,000	Cobank Agricultural Credit Bank, (4)	11.000%		A-	1,595,533
	Total $25 Par (or similar) Preferred Securities (cost $622,001,982)				649,480,978
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 6.2% (4.5% of Total Investments)
	Consumer Finance – 0.4%
$5,000	SLM Corporation	5.625%	8/01/33	BBB-	$4,637,500
	Insurance – 5.0%
22,222	American International Group, Inc.	8.175%	5/15/68	BBB	28,944,155
2,426	Hartford Life Inc.	7.650%	6/15/27	BBB-	3,097,522
7,957	Protective Life Corporation	8.450%	10/15/39	A-	10,377,233
6,900	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB+	7,141,500
39,505	Total Insurance				49,560,410
	Media – 0.8%
7,588	RR Donnelley & Son Company	8.250%	3/15/19	BB	7,663,880
$52,093	Total Corporate Bonds (cost $53,565,267)				61,861,790

Nuveen Investments

JPC

Nuveen Preferred Income Opportunities Fund (continued)

Portfolio of Investments December 31, 2012

Principal Amount (000)/ Shares		Description (1)	Coupon	Maturity	Ratings (3)	Value
		Capital Preferred Securities – 64.5% (46.6% of Total Investments)
		Capital Markets – 0.4%
2,000		Aberdeen Asset Management PLC, Perpetual Subordinated Capital Securities	7.900%	12/31/49	N/R	$2,030,000
500		Credit Suisse thru Claudius Limited	8.250%	12/27/58	BBB	521,500
1,500		Macquarie PMI LLC	8.375%	12/29/49	BB+	1,561,533
		Total Capital Markets				4,113,033
		Commercial Banks – 15.7%
19,361		Abbey National Capital Trust I	8.963%	12/31/49	BBB-	21,950,534
575		Barclays Bank PLC, 144A	10.179%	6/12/21	A-	782,817
18,845		Barclays Bank PLC	6.278%	12/15/55	BBB	18,080,345
14,375		BNP Paribas, 144A	7.195%	12/25/57	BBB	14,734,375
9,000		First Empire Capital Trust I	8.234%	2/01/27	BBB	9,057,159
1,000		HSBC Bank PLC	1.000%	12/19/35	A-	500,000
500		HSBC Bank PLC	0.850%	6/11/37	A-	248,000
3,654		HSBC Capital Funding LP, Debt	10.176%	12/31/50	BBB+	5,005,980
4,000		North Fork Capital Trust II	8.000%	12/15/27	Baa3	4,076,000
5,000		PNC Financial Services Inc.	6.750%	2/01/62	BBB	5,678,700
21,113		Rabobank Nederland, 144A	11.000%	12/31/59	A-	28,555,333
600		Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	614,706
570		Standard Chartered PLC, 144A	7.014%	1/30/58	BBB+	613,294
—	(6)	Union Planters Preferred Fund	7.750%	7/15/53	BB	10,806,750
30,750		Wells Fargo & Company, Series K	7.980%	9/15/58	BBB+	35,285,625
		Total Commercial Banks				155,989,618
		Consumer Finance – 0.1%
500		Capital One Capital IV Corporation	6.745%	2/05/82	Baa3	500,000
850		Capital One Capital VI Corporation	8.875%	5/15/40	Baa3	850,000
		Total Consumer Finance				1,350,000
		Diversified Financial Services – 9.7%
10,575		Bank of America Corporation	8.000%	7/30/58	BB+	11,696,796
600		Bank One Capital III	8.750%	9/01/30	BBB	825,661
1,000		Citigroup Inc.	8.400%	10/30/58	BB	1,074,940
9,000		Citigroup Inc.	5.950%	10/30/58	BB	9,112,500
9,500		General Electric Capital Corporation, (5)	6.250%	12/15/62	AA-	10,345,310
25,300		General Electric Capital Corporation, (5)	7.125%	12/15/62	AA-	28,596,337
30,912		JPMorgan Chase & Company	7.900%	10/30/58	BBB	35,023,605
		Total Diversified Financial Services				96,675,149
		Insurance – 35.5%
7,500		Allstate Corporation	6.500%	5/15/67	Baa1	7,978,125
5,546		Allstate Corporation	6.125%	5/15/67	Baa1	5,767,840
5,000		Aviva PLC, Reg S	8.250%	12/31/49	Baa1	5,430,685
27,950		AXA SA, 144A	6.380%	6/14/57	Baa1	27,391,000
22,254		Catlin Insurance Company Limited	7.249%	7/19/57	BBB+	22,198,365
6,815		Cloverie PLC Zurich Insurance	8.250%	4/18/62	A	7,840,821
2,750		Dai-Ichi Mutual Life, 144A	7.250%	3/15/61	A3	3,134,632
32,040		Financial Security Assurance Holdings, 144A	6.400%	12/15/66	Baa1	25,632,000
31,805		Glen Meadows Pass Through Trust	6.505%	2/12/67	BB+	29,181,084
22,085		Liberty Mutual Group Inc., 144A	10.750%	6/15/88	Baa3	32,906,650
9,700		Liberty Mutual Group Inc., 144A	7.800%	3/07/87	Baa3	10,791,250
8,550		Lincoln National Corporation	7.000%	5/17/66	BBB	8,742,375
1,750		Lincoln National Corporation	6.050%	4/20/67	BBB	1,743,438
9,335		MetLife Capital Trust IV, 144A	7.875%	12/15/67	BBB	11,435,375
26,465		MetLife Capital Trust X, 144A	9.250%	4/08/68	BBB	36,521,700
1,000		MetLife Inc.	10.750%	8/01/69	BBB	1,510,000
28,570		National Financial Services Inc.	6.750%	5/15/67	Baa2	29,777,083
1,150		Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,229,681

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Insurance (continued)
1,900	Prudential Financial Inc.	8.875%	6/15/68	BBB+	$2,308,500
7,038	Prudential PLC	7.750%	3/23/49	A-	7,611,597
7,200	Prudential PLC	6.500%	9/23/53	A-	7,212,960
4,600	QBE Capital Funding Trust II, 144A	6.797%	12/01/57	BBB+	4,666,093
12,174	Swiss Re Capital I, 144A	6.854%	N/A (7)	A	12,759,594
18,168	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB-	18,751,665
12,940	White Mountains Re Group Limited	7.506%	6/30/57	BB+	13,353,821
7,500	XL Capital Ltd	6.500%	10/15/57	BBB-	7,012,500
10,350	ZFS Finance USA Trust II, 144A	6.450%	12/15/65	A	11,074,500
	Total Insurance				353,963,334
	Real Estate – 1.2%
9	Sovereign Real Estate Investment Trust, 144A	12.000%	10/31/50	Ba1	12,088,982
	U.S. Agency – 1.9%
16,825	AgFirst Farm Credit Bank	7.300%	12/15/53	A-	16,823,318
2	Farm Credit Bank of Texas	10.000%	12/15/60	A3	2,118,094
	Total U.S. Agency				18,941,412
	Total Capital Preferred Securities (cost $588,780,686)				643,121,528
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 0.7% (0.5% of Total Investments)
$6,605	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/12, repurchase price $6,605,155, collateralized by $6,460,000 U.S.	0.010%	1/02/13		$6,605,151
	Treasury Notes, 1.750%, due 7/31/15, value $6,742,186
	Total Short-Term Investments (cost $6,605,151)				6,605,151
	Total Investments (cost $1,288,350,455) – 138.3%				1,379,165,795
	Borrowings – (38.5)% (8), (9)				(383,750,000)
	Other Assets Less Liabilities – 0.2% (10)				2,068,701
	Net Assets Applicable to Common Shares – 100%				$997,484,496

Investments in Derivatives as of December 31, 2012

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation) (10)
JPMorgan	$69,725,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/11	3/21/14	$(832,784)
JPMorgan	114,296,000	Receive	1-Month USD-LIBOR	1.255	Monthly	12/01/14	12/01/18	269,383
JPMorgan	114,296,000	Receive	1-Month USD-LIBOR	1.673	Monthly	12/01/14	12/01/20	657,612
Morgan Stanley	69,725,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/11	3/21/16	(3,700,944)
								$(3,606,733)

Nuveen Investments

JPC

Nuveen Preferred Income Opportunities Fund (continued)

Portfolio of Investments December 31, 2012

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or   more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes   of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  For fair value measurement disclosure purposes, $25 Par (or similar) Preferred Security classified as Level 2. See Notes to Financial Statements, Footnote 1-General Information and Significant Accounting Policies, Investment Valuation for more information.

  (5)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (6)  Principal Amount (000) rounds to less than $1,000.

  (7)  Perpetual security. Maturity date is not applicable.

  (8)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $914,379,833 have been pledged as collateral for Borrowings.

  (9)  Borrowings as a percentage of Total Investments is 27.8%.

  (10)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (11)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.

  N/A  Not applicable.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

  Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

  REIT  Real Estate Investment Trust.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  December 31, 2012

Assets
Investments, at value (cost $1,288,350,455)	$1,379,165,795
Cash	2,386,933
Unrealized appreciation on interest rate swaps, net	94,211
Receivables:
Dividends	2,447,612
Interest	7,071,473
Investments sold	1,044,060
Reclaims	74,804
Other assets	178,075
Total assets	1,392,462,963
Liabilities
Borrowings	383,750,000
Unrealized depreciation on interest rate swaps	3,700,944
Payable for investments purchased	5,934,543
Accrued expenses:
Interest on borrowings	47,065
Management fees	952,984
Trustees fees	179,324
Other	413,607
Total liabilities	394,978,467
Net assets applicable to Common shares	$997,484,496
Common shares outstanding	96,990,341
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$10.28
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$969,903
Paid-in surplus	1,292,140,972
Undistributed (Over-distribution of) net investment income	(8,330,468)
Accumulated net realized gain (loss)	(374,506,934)
Net unrealized appreciation (depreciation)	87,211,023
Net assets applicable to Common shares	$997,484,496
Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Year Ended December 31, 2012

Investment Income
Dividends (net of foreign tax withheld of $107,582)	$46,027,688
Interest	44,103,292
Total investment income	90,130,980
Expenses
Management fees	10,769,605
Interest expense on borrowings	4,837,000
Shareholder servicing agent fees and expenses	5,531
Custodian fees and expenses	310,599
Trustees fees and expenses	24,406
Professional fees	207,634
Shareholder reporting expenses	201,145
Stock exchange listing fees	30,500
Investor relations expense	270,805
Other expenses	70,997
Total expenses	16,728,222
Net investment income (loss)	73,402,758
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment and foreign currency	37,117,450
Securities sold short	(1,666,640)
Call options written	2,565,730
Interest rate swaps	(1,942,963)
Put options purchased	(158,961)
Change in net unrealized appreciation (depreciation) of:
Investment and foreign currency	120,367,362
Securities sold short	1,293,234
Call options written	(1,365,960)
Interest rate swaps	754,389
Put options purchased	158,251
Net realized and unrealized gain (loss)	157,121,892
Net increase (decrease) in net assets applicable to Common shares from operations	$230,524,650

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Year Ended 12/31/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$73,402,758	$49,769,100
Net realized gain (loss) from:
Investment and foreign currency	37,117,450	20,827,371
Securities sold short	(1,666,640)	(257,417)
Call options written	2,565,730	2,645,835
Interest rate swaps	(1,942,963)	(1,540,259)
Put options purchased	(158,961)	—
Change in net unrealized appreciation (depreciation) of:
Investment and foreign currency	120,367,362	(90,229,278)
Securities sold short	1,293,234	(64,105)
Call options written	(1,365,960)	2,935,353
Interest rate swaps	754,389	(4,361,122)
Put options purchased	158,251	(37,985)
Net increase (decrease) in net assets applicable to Common shares from operations	230,524,650	(20,312,507)
Distributions to Common Shareholders
From net investment income	(73,683,563)	(72,490,114)
Return of capital	—	(334,401)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(73,683,563)	(72,824,515)
Capital Share Transactions
Common shares repurchased and retired	—	(5,063,325)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(5,063,325)
Net increase (decrease) in net assets applicable to Common shares	156,841,087	(98,200,347)
Net assets applicable to Common shares at the beginning of period	840,643,409	938,843,756
Net assets applicable to Common shares at the end of period	$997,484,496	$840,643,409
Undistributed (Over-distribution of) net investment income at the end of period	$(8,330,468)	$(12,176,715)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  Year Ended December 31, 2012

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$230,524,650
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,686,856,060)
Proceeds from sales and maturities of investments and securities sold short	1,572,031,828
Proceeds from (Purchases of) short-term investments, net	77,624,446
Proceeds from (Payments for) cash denominated in foreign currencies, net	217,252
Proceeds from (Payments for) swap contracts, net	(1,942,963)
Premiums received for call options written	836,854
Cash paid for call options written	(1,531,478)
Amortization (Accretion) of premiums and discounts, net	(2,795,535)
(Increase) Decrease in:
Deposits with brokers for securities sold short and options written	4,624,233
Receivable for dividends	(1,348,730)
Receivable for interest	(560,611)
Receivable for investments sold	2,461,768
Receivable for matured senior loans	505,206
Receivable for reclaims	34,462
Other assets	(29,535)
Increase (Decrease) in:
Payable for dividends on securities sold short	(2,552)
Payable for investment purchased	5,850,743
Accrued interest on borrowings	17,027
Accrued management fees	104,129
Accrued trustees fees	7,513
Accrued other expenses	(3,904)
Net realized (gain) loss from:
Investments and foreign currency	(37,117,450)
Securities sold short	1,666,640
Call options written	(2,565,730)
Interest rate swaps	1,942,963
Put options purchased	158,961
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(120,367,362)
Securities sold short	(1,293,234)
Call options written	1,365,960
Interest rate swaps	(754,389)
Put options purchased	(158,251)
Net cash provided by (used in) operating activities	42,646,851
Cash Flows from Financing Activities:
Increase in borrowings	35,700,000
Increase (Decrease) in cash overdraft balance	(2,326,355)
Cash distributions paid to Common shareholders	(73,683,563)
Net cash provided by (used in) financing activities	(40,259,918)
Net Increase (Decrease) in Cash	2,386,933
Cash at the beginning of period	—
Cash at the End of Period	$2,386,933
Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding borrowing costs) was $4,819,973.

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Fund- Preferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to Fund- Preferred Share- holders(b)	Total	From Net Investment Income to Common Share- holders	From Accumulated Net Realized Gains to Common Share- holders	Return of Capital to Common Share- holders	Total
Year Ended 12/31:
2012	$8.67	$.76	$1.61	$—		$—	$2.37	$(.76)	$—	$—	$(.76)
2011	9.62	.51	(.72)	—		—	(.21)	(.75)	—	— *	(.75)
2010	8.56	.50	1.23	—		—	1.73	(.57)	—	(.11)	(.68)
2009	5.60	.54	3.03	—	*	—	3.57	(.61)	—	(.02)	(.63)
2008	12.38	.86	(6.49)	(.15)		—	(5.78)	(.69)	—	(.31)	(1.00)
	FundPreferred Shares at End of Period			Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2012	$—	$—	$—	$383,750	$3,599
2011	—	—	—	348,000	3,416
2010	—	—	—	270,000	4,477
2009	—	—	—	270,000	4,111
2008	118,650	25,000	142,298	145,545	5,640

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Nuveen Investments

							Ratios/Supplemental Data
					Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate
Year Ended 12/31:
2012	$—		$10.28	$9.71	31.44%	28.17%	$997,484	1.79%	7.85%	N/A	N/A	123%
2011	.01		8.67	8.01	4.95	(2.23)	840,643	1.73	5.40	1.70%	5.43%	34
2010	.01		9.62	8.35	21.28	21.06	938,844	1.67	5.39	1.54	5.52	49
2009	.02		8.56	7.49	81.73	67.37	839,846	1.80	7.76	1.57	7.99	50
2008	—	*	5.60	4.60	(51.80)	(49.27)	556,698	2.47	8.14	2.04	8.57	36

(d)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of dividends expense on securities sold short and all interest expense paid and other costs related to borrowings, where applicable as follows:

	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(f)		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2012	—%		0.52%
2011	—	**	0.43
2010	—	**	0.40
2009	—	**	0.45
2008	0.01		0.82

(e)  After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

(f)  Effective for periods beginning after December 31, 2011, the Fund no longer makes short sales of securities.

N/A  The Fund no longer has a contractual reimbursement agreement with the Adviser.

*  Rounds to less than $.01 per share.

**  Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

Nuveen Preferred Income Opportunities Fund (the "Fund") is a diversified closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JPC."

On December 31, 2012, the Funds' investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisers, LLC (the "Adviser"). There were no changes to the identities or roles of any personnel as a result of the change.

Portfolio Repositioning

On January 23, 2012, the Fund began the repositioning of its portfolio (the "Repositioning") as previously approved by Common shareholders during November 2011. The goal of the Repositioning was to increase the attractiveness of the Fund's Common shares and narrow the Fund's trading discount by:

•  Simplifying the Fund to focus on one of its current core portfolio strategies;

•  Positioning the Fund in a closed-end fund category that is well understood and has historically seen more consistent secondary market demand; and

•  Differentiating the Fund from similar funds, including other Nuveen closed-end funds in the same fund category.

In connection with the Repositioning, Nuveen Asset Management, LLC ("NAM"), a wholly-owned subsidiary of the Adviser, and NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, assumed equal portfolio management responsibilities from the Fund's previous sub-advisers.

Upon completion of the Repositioning on April 2, 2012:

•  The Fund changed its name from Nuveen Multi-Strategy Income and Growth Fund. The Fund's ticker symbol remained unchanged; and

•  The Fund discontinued its managed distribution policy (in which distributions may be sourced not just from income but also from realized capital gains and, if necessary, from capital), and shifted from quarterly to monthly distributions.

Investment Objectives

The Fund's investment objective of high current income with a secondary objective of total return remained unchanged as a result of the Repositioning.

Prior to its Repositioning, the Fund met its investment objective by maintaining a portfolio exposure target of approximately 70% in income-oriented debt securities (preferred securities and fixed- and floating-rate debt including high yield debt and senior loans), and 30% in equities and equity-like securities (convertibles and domestic and international equities).

Effective with the completion of the Repositioning, the Fund meets its investment objective by investing at least 80% of its managed assets (as defined in Footnote 7—Management Fees and Other Transactions with Affiliates) in preferred securities, and up to 20% opportunistically over the market cycle in other types of securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Nuveen Investments

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities and interest rate swap contracts are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed income instruments, the senior and subordinated loans in which the Fund invested are not listed on an organized exchange. The secondary market of such instruments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2012, there were no outstanding when-issued/delayed delivery purchase commitments.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees are a component of "Interest income," if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Prior to the Fund's last quarterly cash distribution declared March 1, 2012, and paid April 2, 2012, the Fund made quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund would seek to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally were made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, was distributed from the Fund's assets and was treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceeded the Fund's total return on net asset value, the difference would reduce net asset value per share. If the Fund's total return on net asset value exceeded total distributions during a calendar year, the excess was reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year was made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2012 and December 31, 2011, are reflected in the accompanying financial statements.

Effective with the completion of the Repositioning, dividends declared to Common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Nuveen Investments

FundPreferred Shares

The Fund is authorized to issue auction rate preferred ("FundPreferred") shares. As of December 31, 2009, the Fund redeemed all $708,000,000 of its outstanding FundPreferred shares, at liquidation value.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, put options purchased, call options written and interest rate swaps," respectively, on the Statement of Operations, when applicable.

Interest Rate Swap Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. The Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended December 31, 2012, the Fund continued to use interest rate swap contracts to partially fix the interest cost of leverage, which the Fund uses through the use of bank borrowings.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended December 31, 2012, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$199,113,400

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options, in an attempt to manage such risk. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Call and/or Put options purchased, at value" on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call and/or put options purchased and/or written "on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Prior to the Repositioning, the Fund held put options on a single stock to benefit in the event its price declined. During the fiscal year ended December 31, 2012, the Fund wrote call options on individual stocks held in its portfolio to enhance returns while foregoing some upside potential. The Fund did not purchase call options or write put options during the fiscal year ended December 31, 2012.

The average notional amount of put options purchased and call options written during the fiscal year ended December 31, 2012, were as follows:

Average notional amount of put options purchased*	$284,000
Average notional amount of call options written*	$(12,854,010)

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Short Sales

Prior to the Repositioning, the Fund was authorized to make short sales of securities. To secure its obligation to deliver securities sold short, the Fund instructed the custodian to segregate assets of the Fund, which were then held at the applicable broker, as collateral with an equivalent amount of the securities sold short. The collateral required was determined by reference to the market value of the short positions and was recognized as a component of "Deposits with brokers for securities sold short and options written" on the Statement of Assets and Liabilities. The Fund was obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognized such amounts as "Dividends on securities sold short" on the

Nuveen Investments

Statement of Operations. Short sales were valued daily with the corresponding unrealized gains or losses recognized as a component of "Change in net unrealized appreciation (depreciation) of securities sold short" on the Statement of Operations.

Liabilities for securities sold short were reported at market value in the financial statements. Short sale transactions resulted in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund incurred a loss if the price of the security increased between the date of the short sale and the date on which the Fund replaced the borrowed security. The Fund's loss on a short sale was potentially unlimited because there was no upward limit on the price a borrowed security could attain. The Fund realized a gain if the price of the security declined between those dates. Gains and losses from securities sold short are recognized as a component of "Net realized gain (loss) from securities sold short" on the Statement of Operations.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

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Notes to

FINANCIAL STATEMENTS (continued)

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$17,354,840	$—	$—	$17,354,840
Convertible Preferred Securities	741,508	—	—	741,508
$25 Par (or similar) Preferred Securities	607,931,619	41,549,359	—	649,480,978
Corporate Bonds	—	61,861,790	—	61,861,790
Capital Preferred Securities	—	643,121,528	—	643,121,528
Short-Term Investments:
Repurchase Agreements	—	6,605,151	—	6,605,151
Derivatives:
Interest Rate Swaps**	—	(3,606,733)	—	(3,606,733)
Total	$626,027,967	$749,531,095	$—	$1,375,559,062

*  Refer to the Fund's Portfolio of Investments for industry classifications and breakdown of $25 Par (or similar) Preferred Securities classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested

Nuveen Investments

during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps, net	$926,995	Unrealized depreciation on interest rate swaps	$(3,700,944)
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps, net	(832,784)	—	—
Total			$94,211		$(3,700,944)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$2,565,730
Net Realized Gain (Loss) from Interest Rate Swaps
Risk Exposure
Interest Rate	$(1,942,963)
Net Realized Gain (Loss) from Put Options Purchased
Risk Exposure
Equity Price	$(158,961)
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$(1,365,960)
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps
Risk Exposure
Interest Rate	$754,389
Change in Net Unrealized Appreciation (Depreciation) of Put Options Purchased
Risk Exposure
Equity Price	$158,251

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Common shares repurchased and retired	—	(601,037)
Weighted average:
Price per Common share repurchased and retired	$—	$8.40
Discount per Common share repurchased and retired	—%	13.78%

5. Investment Transactions

Purchases and sales (including maturities and proceeds from securities sold short, but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2012, aggregated $1,686,856,060 and $1,572,031,828, respectively.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Transactions in call options written during the fiscal year ended December 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Call options outstanding, beginning of period	17,985	$3,260,353
Call options written	2,384	836,854
Call options terminated in closing purchase transactions	(7,261)	(925,510)
Call options exercised	(5,366)	(1,453,135)
Call options expired	(7,742)	(1,718,562)
Call options outstanding, end of period	—	$—

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income on real estate investment trust ("REIT") investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

As of December 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$1,295,526,976
Gross unrealized:
Appreciation	$94,270,345
Depreciation	(10,631,526)
Net unrealized appreciation (depreciation) of investments	$83,638,819

Permanent differences, primarily due to tax basis earnings and profit adjustments, complex securities character adjustments, adjustments for REITs, adjustments for passive foreign investment companies, and foreign currency reclasses, resulted in reclassifications among the Fund's components of Common share net assets as of December 31, 2012, the Fund's tax year end, as follows:

Paid-in-surplus	$(3,653,815)
Undistributed (Over-distribution of) net investment income	4,127,052
Accumulated net realized gain (loss)	(473,237)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2012, the Fund's tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's tax years ended December 31, 2012 and December 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012
Distributions from net ordinary income*	$73,683,563
Distributions from net long-term capital gains	—
Return of capital	—

Nuveen Investments

2011
Distributions from net ordinary income*	$72,490,114
Distributions from net long-term capital gains	—
Return of capital	334,401

*  Net ordinary income consists of net taxable income derived from dividends, interest, and current year earnings and profits attributable to realized gains.

As of December 31, 2012, the Fund's tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2016	$159,992,014
December 31, 2017	204,895,930
December 31, 2018	9,385,427
Total	$374,273,371

During the Fund's tax year ended December 31, 2012, the Fund utilized capital loss carryforwards as follows:

Utilized capital loss carryforwards	$32,997,614

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. During the Fund's tax year ended December 31, 2012, there were no post-enactment capital losses generated.

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Prior to the Repositioning, the annual fund-level fee, payable monthly, was calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

Effective January 23, 2012, the annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.6800%
For the next $500 million	.6550
For the next $500 million	.6300
For the next $500 million	.6050
For managed assets over $2 billion	.5800

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2012, the complex-level fee rate for the Fund was .1684%.

The management fee compensates the Adviser for overall investment strategy advisory and administrative services and general office facilities. The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions.

Prior to the Repositioning, the Adviser had entered into sub-advisory agreements with Spectrum Asset Management, Inc. ("Spectrum"), Symphony and Tradewinds Global Investors, LLC ("Tradewinds"). Symphony and Tradewinds are both affiliates of Nuveen. Spectrum managed the portion of the Fund's investment portfolio allocated to preferred securities. Symphony managed the portion of the Fund's investment portfolio allocated to debt securities and certain equity investments. Tradewinds managed the portion of the Fund's investment portfolios allocated to global equities, common stocks sold short and options strategies. The Adviser is responsible for overseeing the Fund's investments in interest rate swap contracts. Each sub-adviser was compensated for its services to the Fund from the management fees paid to the Adviser. Spectrum also received compensation on certain portfolio transactions providing brokerage services to the Fund. During the fiscal year ended December 31, 2012, the Fund paid Spectrum commissions of $14,251.

Subsequent to the Repositioning, the Adviser entered into sub-advisory agreements with NWQ and NAM. NWQ and NAM are each responsible for approximately half of the Fund's portfolio. The Adviser continues to be responsible for overseeing the Fund's investments in interest rate swap contracts. NWQ and NAM are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

8. Borrowing Arrangements

The Fund has entered into a $405 million (maximum commitment amount) prime brokerage facility ("Borrowings") with BNP Paribas Prime Brokerage, Inc. ("BNP") as a means of financial leverage. On December 19, 2012, the Fund amended its prime brokerage facility with BNP and increased its maximum commitment amount from $365 million to $405 million. As of December 31, 2012, the outstanding balance on these Borrowings was $384 million. During the fiscal year ended December 31, 2012, the average daily balance outstanding and annual interest rate on these Borrowings were $361 million and 1.28%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments. Interest is charged on these Borrowings at 3-Month LIBOR (London Inter-Bank Offered Rate) plus .85% on the amounts borrowed and .50% on the undrawn balance. The Fund also paid a .25% one-time set-up fee on the increase to the maximum commitment amount, which was fully expensed during the current reporting period. All other terms remained unchanged.

Effective January 9, 2012, interest charged on the amount borrowed changed from 3-Month LIBOR plus .95% to 3-Month LIBOR plus .85%.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and the one-time amendment fee are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

10. Subsequent Events

Fiscal Year End Change

Effective January 1, 2013, the Fund's fiscal year ended changed from December 31 to July 31, as previously approved by the Fund's Board of Trustees.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216
■JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216
■WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				216

Nuveen Investments

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				216
■WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216
■JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216
■CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216
■VIRGINIA L. STRINGER
8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				216
Interested Board Member:
■JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				216

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	116
■CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	116
■MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216
■LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	216
■STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216
■SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216
■TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	216
■KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC,Symphony Asset Management LLC, Santa Barbara Asset Management,LLC, and of Winslow Capital Management, LLC (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

				216
■KATHLEEN L. PRUDHOMME
3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Mr. Amboian is an interested Director because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  BofA Merrill Lynch Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. Domestic Market. Qualifying securities must be rated investment grade (based on an average of Moody's, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody's, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges.

•  Comparative Benchmark: A blended return consisting of: 1) 27.5% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange traded preferred issues with outstanding market values of at least $100 million and at least one year to maturity; 2) 22.5% of the Barclays Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency; 3) 10.0% of the Russell 3000 Index, which measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market; 4) 10.0% of the MSCI EAFE Index, a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada; 5) 10.0% of the MSCI AC World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets; 6) 6.7% of the Merrill Lynch All U.S. Convertibles Index consisting of approximately 595 securities with a par value greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S.; 7) 6.7% of the CSFB High Yield Index, which includes approximately $515 billion of U.S.$-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade; and 8) 6.6% of the CSFB Leverage Loan Index, which includes approximately $611 billion of U.S.$-denominated Leveraged Loans at least one rating below investment-grade. Benchmark returns do not include the effects of any sales charges or management fees.

Nuveen Investments

Glossary of Terms
Used in this Report (continued)

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both Regulatory Leverage (see below) and the leverage effects of certain derivative investments in the Fund's portfolio that increase the Fund's investment exposure.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and their percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
JPC	15.16%	40.26%

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JPC	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-F-1212D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget.  As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control.  Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.   Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities.  These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting.  Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange.  Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Preferred Income Opportunities Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2012	$27,000	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2011	$26,600	$0	$7,221	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2012	$0	$0	$0	$0
December 31, 2011	$7,221	$0	$0	$7,221

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”) and Nuveen Asset Management, LLC (“Nuveen Asset Management”) (NWQ and Nuveen Asset Management are collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures.  The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties.  Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”) (as of January 23, 2012) and Nuveen Asset Management, LLC (“Nuveen Asset Management”) (as of January 23, 2012) (NWQ and Nuveen Asset Management are also collectively referred to as “Sub-Advisers”), each responsible for a portion of the registrant’s portfolio as Sub-Advisers to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at each Sub-Adviser:

NUVEEN ASSET MANAGEMENT

Item 8(a)(1).                           PORTFOLIO MANAGER BIOGRAPHIES

Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, are primarily responsible for the day-to-day management of the portion of the registrant’s portfolio managed by Nuveen Asset Management.

Douglas Baker, CFA, is a Senior Vice President at Nuveen Asset Management and a portfolio manager for the fund and related preferred security strategies. He originally joined Nuveen Asset Management in 2006 as a Vice President and Derivatives Analyst, and later that year his responsibilities expanded to include portfolio management duties for the Fund. In addition to managing the Nuveen Preferred Securities Fund.  Mr. Baker also manages Nuveen Asset Management’s derivative overlay group, where he is responsible for implementing derivatives-based hedging strategies across the Nuveen fund complex.

Brenda A. Langenfeld, CFA, is a Vice President at Nuveen Asset Management and a portfolio manager for the fund and related preferred security strategies. She started working in the financial services industry with FAF Advisors, Inc. in 2004. Previously, Ms. Langenfeld was a member of the High Grade Credit Sector Team, responsible for trading corporate bonds, and prior to that, she was a member of the Securitized Debt Sector Team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Item 8(a)(2).                           OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2012, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*

Douglas Baker	Registered Investment Companies	7	$1.702 billion
	Pooled Accounts	2	$624 million
	Separately Managed accounts	15	$49.64 million

Brenda Langenfeld	Registered Investment Companies	2	$1.618 billion
	Pooled Accounts	0	$0
	Separately Managed accounts	15	$49.64 million

*         Assets are as of December 31, 2012.  None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).                           FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).                           OWNERSHIP OF JPC SECURITIES AS OF DECEMBER 31, 2012

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Doug Baker	X
Brenda Langenfeld	X

NWQ

Item 8(a)(1).                           PORTFOLIO MANAGER BIOGRAPHIES

Michael Carne, CFA, Managing Director and Fixed Income Portfolio Manager

Prior to joining NWQ in 2002, Mr. Carne managed institutional, private client fixed income and balanced portfolios for over twenty years.  During this time, he held assignments as Director of Global Fixed Income at Aetna Capital Management, as Chief Investment Officer of a Phoenix Home Life affiliate and was a principal in Standard Asset Group.  Mr. Carne graduated from the University of Massachusetts with a B.B.A. degree in Finance and received his M.B.A. from Harvard University.  He earned the designation of Chartered Financial Analyst in 1989.

Kevin Hunter, Managing Director and Portfolio Manager

Prior to joining NWQ in 2004, Mr. Hunter spent twenty years with Trust Company of the West where he was a Managing Director and co-managed their convertible securities group.  In addition, early in his career, Mr. Hunter was an Equity Research Analyst covering the healthcare and consumer staples industries at TCW.  Mr. Hunter graduated magna cum laude from the University of California in Santa Barbara with a B.A. in Economics, and received his M.B.A. from the University of California in Los Angeles.

Item 8 (a)(2).  OTHER ACCOUNTS MANAGED — AS OF DECEMBER 31, 2012

	Michael Carne	Kevin Hunter
(a) RICs
Number of accts	3	0
Assets ($000s)	$178,119,096	0

(b) Other pooled accts
Non-performance fee accts
Number of accts	0	0
Assets ($000s)	0	0
(c) Other
Non-performance fee accts
Number of accts	5,894	70
Assets ($000s)	$1,159,660,764	$1,582,799,829
Performance fee accts
Number of accts	0	0
Assets ($000s)	0	0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

NWQ has an investment philosophy and operating belief which seeks to manage each account in a particular strategy alike. Conflicts of interest may include, but are not limited to:

•                  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•                  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to its limited availability (i.e., an allocation of filled purchase or sale orders across all eligible accounts.) To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•                  In the event a client has directed certain brokerage activities, NWQ may place separate, non-simultaneous transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•                  The appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, where a portfolio manager has day-to-day management responsibilities.  However, again, NWQ has an operating belief/philosophy which seeks to manage all accounts alike.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).                           FUND MANAGER COMPENSATION

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals.  These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee.  Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary.  The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented should the firm outperform its benchmarks on a 1, 2 and 3 year basis.  Individual bonuses are based primarily on the following:

•                  Overall performance of client portfolios

•                  Objective review of stock recommendations and the quality of primary research

•                  Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees.  The equity incentive plan provides meaningful equity to employees which is similar to restricted stock and options and which vests over the next 5 to 7 years.  Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms.  Benefits besides compensation include a college tuition program for the children of all full-time employees whereby they are eligible for reimbursement of tuition and other mandatory fees, among others.

Item 8(a)(4).                           OWNERSHIP OF JPC SECURITIES AS OF DECEMBER 31, 2012

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael Carne	X
Kevin Hunter	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred Income Opportunities Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2013